                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                        Information

Name:                       ESL Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    RBS Partners, L.P.
                            Its:   General Partner

                            By:    ESL Investments, Inc.
                            Its:   General Partner

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

2.   SPE I PARTNERS, LP

Item                        Information

Name:                       SPE I Partners, LP

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    RBS Partners, L.P.
                            Its:   General Partner

                            By:    ESL Investments, Inc.
                            Its:   General Partner

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

3.   SPE MASTER I, LP

Item                        Information

Name:                       SPE Master I, LP

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    RBS Partners, L.P.
                            Its:   General Partner

                            By:    ESL Investments, Inc.
                            Its:   General Partner

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

4.   RBS PARTNERS, L.P.

Item                        Information

Name:                       RBS Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    ESL Investments, Inc.
                            Its:   General Partner

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

5.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                        Information

Name:                       ESL Institutional Partners, L.P.

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    RBS Investment Management, L.L.C.
                            Its:   General Partner

                            By:    ESL Investments, Inc.
                            Its:   Manager

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

6.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                        Information

Name:                       RBS Investment Management, L.L.C.

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    ESL Investments, Inc.
                            Its:   Manager

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

7.   CRK PARTNERS, LLC

Item                        Information

Name:                       CRK Partners, LLC

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:                  By:    ESL Investments, Inc.
                            Its:   Sole Member

                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015

8.   ESL INVESTMENTS, INC.

Item                        Information

Name:                       ESL Investments, Inc.

Address:                    1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                            FL 33154

Designated Filer:           Edward S. Lampert

Date of Event Requiring     August 20, 2015
Statement
(Month/Day/Year):

Issuer Name and Ticker      Sears Holdings Corporation [SHLD]
or Trading Symbol:

Relationship of             10% Owner
 Reporting Person(s)
to Issuer:

If Amendment, Date          Not Applicable
Original Filed
(Month/Day/Year):

Individual or               Form filed by More than One Reporting Person
Joint/Group Filing:

Signature:
                            By:    /s/ Edward S. Lampert
                                   -----------------------------
                            Name:  Edward S. Lampert
                            Title: Chief Executive Officer
                            Date:  August 24, 2015